SunAmerica Series Trust
Supplement to the Prospectus dated February
28, 1997

On February 10, 1997, Provident Investment Counsel,
Inc. ("Provident"), subadviser to the Provident Growth
Portfolio (the "Portfolio"), informed SunAmerica Asset
Management Corp. of its intention to resign as the Portfolio's subadviser effective as of April 15, 1997. By way of a Proxy Statement dated February 17, 1997, the Board of Trustees of SunAmerica Series Trust has submitted for approval to the Portfolio's shareholders of record as of February 7, 1997, that Putnam Investment Management, Inc. ("Putnam") be selected to replace Provident as subadviser to the Portfolio. Shareholders will vote on this matter at a Special Meeting of Shareholders to be held on March 21, 1997. The selection of Putnam as subadviser to the Portfolio is subject to approval by the Board of Trustees, consideration of which will occur at a meeting to be held on April 15, 1997.

The third full paragraph on page 32 of the Prospectus contained in the Polaris Variable Annuity prospectus for Anchor National Life Insurance Company, and the fourth full paragraph on page 35 of the Prospectus contained in the Polaris Variable Annuity prospectus for First SunAmerica Life Insurance Company, under the subheadings entitled "Portfolio Management" have been replaced by the following paragraph:

Linda A. Duessel serves as portfolio manager of the Utility Portfolio. Ms. Duessel joined Federated Investors in 1991, and has been a Vice President of Federated Advisers since 1995. She was an Assistant
Vice President of Federated Advisers from 1991 until 1995. Ms. Duessel is a Certified Public Accountant and a Chartered Financial Analyst.

March 14, 1997